Exhibit 99.6

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1      Arizona Public Service                                       $      33     $      70     $     130     $      34     $     267
2      Pinnacle West Energy                                                --            --            --            --            --
3      APS Energy Services                                                 (2)           (2)           (2)           (3)           (9)
4      SunCor                                                               1             3            --             2             6
5      El Dorado                                                           --            --            --            11            11
6      Parent Company                                                      (1)           (2)           (2)           --            (5)
                                                                    ---------     ---------     ---------     ---------     ---------

7         Income From Continuing Operations                                31            69           126            44           270

8a     Income Tax Benefit From Discontinued Operations                     --            --            38            --            38
8b     Extraordinary Charge-- Net of Income Tax                            --            --          (140)           --          (140)
                                                                    ---------     ---------     ---------     ---------     ---------

9         Net Income                                                $      31     $      69     $      24     $      44     $     168
                                                                    =========     =========     =========     =========     =========

    EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10     Arizona Public Service                                       $    0.38     $    0.82     $    1.52     $    0.42     $    3.14
11     Pinnacle West Energy                                                --            --            --            --            --
12     APS Energy Services                                              (0.02)        (0.02)        (0.02)        (0.05)        (0.11)
13     SunCor                                                            0.01          0.03         (0.01)         0.03          0.07
14     El Dorado                                                           --            --            --          0.13          0.14
15     Parent Company                                                   (0.01)        (0.02)        (0.01)           --         (0.07)
                                                                    ---------     ---------     ---------     ---------     ---------

16        Income From Continuing Operations                              0.36          0.81          1.48          0.53          3.17

17a    Income Tax Benefit From Discontinued Operations                     --            --          0.45            --          0.45
17b    Extraordinary Charge-- Net of Income Tax                            --            --         (1.65)           --         (1.65)
                                                                    ---------     ---------     ---------     ---------     ---------

18        Net Income                                                $    0.36     $    0.81     $    0.28     $    0.53     $    1.97
                                                                    =========     =========     =========     =========     =========

19  BOOK VALUE PER SHARE                                            $   25.49     $   25.58     $   25.84     $   26.00     $   26.00

    COMMON SHARES OUTSTANDING - DILUTED (THOUSANDS)
20     Average                                                         85,176        85,093        84,989        84,894        85,009
21     End of Period                                                   84,645        84,771        84,735        84,750        84,750

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                                  $     157     $     189     $     295     $     164     $     805
23     Business                                                           190           237           269           216           912
                                                                    ---------     ---------     ---------     ---------     ---------
24        Total retail                                                    347           426           564           380         1,717
                                                                    ---------     ---------     ---------     ---------     ---------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                               11            16            21            13            61
26     Retail load hedge management                                        --            --           108            --           108
       Marketing and trading--- delivered
27        Generation sales other than native load                           7             6             6            11            30
28        Other delivered electricity (a)                                  44            51           163            87           345
                                                                    ---------     ---------     ---------     ---------     ---------
29        Total delivered marketing and trading                            51            57           169            98           375
                                                                    ---------     ---------     ---------     ---------     ---------
30     Total delivered wholesale electricity                               62            73           298           111           544
                                                                    ---------     ---------     ---------     ---------     ---------
    Other marketing and trading
       Realized margins on delivered commodities
31        other than electricity (a)                                       (1)           --            (2)            5             2
       Prior period mark-to-market (gains) losses on
32        contracts delivered during current period (a)                    --            --            --            --            --
       Change in mark-to-market for
33        future-period deliveries                                         --             6            (1)           (4)            1
                                                                    ---------     ---------     ---------     ---------     ---------
34     Total other marketing and trading                                   (1)            6            (3)            1             3
                                                                    ---------     ---------     ---------     ---------     ---------
35  Transmission for others                                                 3             3             3             3            11
36  Other miscellaneous services                                            3             4             6             5            18
                                                                    ---------     ---------     ---------     ---------     ---------
37        Total electric operating revenues                         $     414     $     512     $     868     $     500     $   2,293
                                                                    =========     =========     =========     =========     =========

    ELECTRIC SALES (GWH)

    Retail sales
38     Residential                                                      1,796         1,939         3,160         1,880         8,775
39     Business                                                         2,665         3,239         3,464         2,932        12,300
                                                                    ---------     ---------     ---------     ---------     ---------
40        Total retail                                                  4,461         5,178         6,624         4,812        21,075
                                                                    ---------     ---------     ---------     ---------     ---------
    Wholesale electricity delivered
41     Traditional contracts                                              309           351           441           321         1,422
42     Retail load hedge management                                        --            --           631            --           631
       Marketing and trading -- delivered
43        Generation sales other than native load                         348           254           171           494         1,267
44        Other delivered electricity                                   2,188         2,390         5,102         2,693        12,373
                                                                    ---------     ---------     ---------     ---------     ---------
45        Total delivered marketing and trading                         2,536         2,644         5,273         3,187        13,640
                                                                    ---------     ---------     ---------     ---------     ---------
46     Total delivered wholesale electricity                            2,845         2,995         6,345         3,508        15,693
                                                                    ---------     ---------     ---------     ---------     ---------
47        Total electric sales                                          7,306         8,173        12,969         8,320        36,768
                                                                    =========     =========     =========     =========     =========

----------
(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $0 million was transferred to "realized" for the total year 1999. Lines 28 and 31 include amounts totaling $0 million of realized revenues for the year 1999.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN  MILLIONS)

    REALIZED AND MARK-TO-MARKET COMPONENTS
    Current Period Effects
       Realized margin on delivered commodities
          Electricity
48          Generation sales other than native load                 $       2     $       1     $       2     $       2     $       7
49          Other electricity marketing and trading (a)                     6            (2)            3            --             7
                                                                    ---------     ---------     ---------     ---------     ---------
50          Total electricity                                               8            (1)            5             2            14
51        Other commodities (a)                                            (1)           --            (2)            6             3
                                                                    ---------     ---------     ---------     ---------     ---------
52        Total realized margin                                             7            (1)            3             8            17
                                                                    ---------     ---------     ---------     ---------     ---------
       Prior-period mark-to-market (gains) losses on contracts
          delivered during current period (a)
53        Electricity                                                      --            --            --            --            --
54        Other commodities                                                --            --            --            --            --
          Charge related to trading activities with Enron
55           and its affiliates                                            --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------
56        Subtotal                                                         --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------
57     Total current period effects                                         7            (1)            3             8            17
                                                                    ---------     ---------     ---------     ---------     ---------
    Change in mark-to-market gains (losses) for
       future period deliveries
58     Electricity                                                         (1)            4            (1)           --             2
59     Other commodities                                                    1             2            --            (4)           (1)
                                                                    ---------     ---------     ---------     ---------     ---------
60     Total future period effects                                         --             6            (1)           (4)            1
                                                                    ---------     ---------     ---------     ---------     ---------
61  Total gross margin                                              $       7     $       5     $       2     $       4     $      18
                                                                    =========     =========     =========     =========     =========

    BY COMMODITY SOLD OR TRADED

62  Electricity                                                     $       7     $       3     $       4     $       2     $      16
63  Natural gas                                                            (1)           --            --             1            --
64  Coal                                                                   --            --            --            --            --
65  Emission allowances                                                     1             2            (2)            1             2
66  Other                                                                  --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------
67     Total gross margin                                           $       7     $       5     $       2     $       4     $      18
                                                                    =========     =========     =========     =========     =========

----------
(a)  Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    AVERAGE ELECTRIC CUSTOMERS

    Retail customers
68     Residential                                                    717,540       713,259       717,204       731,092       719,774
69     Business                                                        89,046        89,949        91,076        91,914        90,496
                                                                    ---------     ---------     ---------     ---------     ---------
70        Total                                                       806,586       803,208       808,280       823,006       810,270
71  Wholesale customers                                                    67            67            71            73            70
                                                                    ---------     ---------     ---------     ---------     ---------
72        Total customers                                             806,653       803,275       808,351       823,079       810,340
                                                                    =========     =========     =========     =========     =========

73  Customer Growth (% over prior year)                                   4.2%          4.3%          4.2%          4.0%          4.2%

    RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

74  Residential                                                         1,859         1,952         3,124         1,916         8,851
75  Business                                                            2,669         3,264         3,448         2,886        12,267
                                                                    ---------     ---------     ---------     ---------     ---------
76        Total                                                         4,528         5,216         6,572         4,802        21,118
                                                                    =========     =========     =========     =========     =========

    RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

77  Residential                                                         2,503         2,719         4,406         2,571        12,191
78  Business                                                           29,928        36,009        38,034        31,899       135,918

    RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

79  Residential                                                         2,591         2,737         4,356         2,621        12,297
80  Business                                                           29,973        36,287        37,858        31,399       135,553

    ELECTRICITY DEMAND (MW)

81  System peak demand                                                  3,343         4,885         4,935         3,881         4,935

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ENERGY SOURCES (GWH)

    Generation production
82     Nuclear                                                          2,295         2,080         2,397         2,077         8,849
83     Coal                                                             2,677         2,764         3,230         3,204        11,875
84     Gas, oil and other                                                 241           477           557           484         1,759
                                                                    ---------     ---------     ---------     ---------     ---------
85        Total                                                         5,213         5,321         6,184         5,765        22,483
                                                                    ---------     ---------     ---------     ---------     ---------
    Purchased power
86     Firm load                                                          170           753         1,470            87         2,480
87     Marketing and trading                                            2,189         2,390         5,734         2,693        13,006
                                                                    ---------     ---------     ---------     ---------     ---------
88        Total                                                         2,359         3,143         7,204         2,780        15,486
                                                                    ---------     ---------     ---------     ---------     ---------
89        Total energy sources                                          7,572         8,464        13,388         8,545        37,969
                                                                    =========     =========     =========     =========     =========

    POWER PLANT PERFORMANCE

    Capacity Factors
90     Nuclear                                                             98%           88%          100%           87%           93%
91     Coal                                                                72%           74%           85%           85%           79%
92     Gas, oil and other                                                   9%           18%           21%           18%           17%
93     System average                                                      61%           61%           71%           66%           65%

    Generation Capacity Out of Service (average MW/day)
94     Nuclear                                                             36           135             3           152            82
95     Coal                                                               337           368           177           172           264
96     Gas                                                                 --            --            --            --            --
97        Total                                                           373           503           180           324           345

98  Generation Fuel Cost ($/MWh)                                    $   10.00     $   10.96     $   11.02     $   11.33     $   10.85

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      1999

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ENERGY MARKET INDICATORS (a)

    Electricity Average Daily Spot Prices ($/MWh)
       On-Peak
99        Palo Verde                                                $   21.57     $   29.02     $   38.46     $   33.31     $   30.59
100       SP15                                                      $   21.26     $   27.17     $   35.01     $   33.84     $   29.32
       Off-Peak
101       Palo Verde                                                $   13.94     $   15.33     $   20.73     $   22.26     $   18.07
102       SP15                                                      $   13.68     $   14.47     $   20.60     $   25.06     $   18.45

    WEATHER INDICATORS

    Actual
103    Cooling degree-days                                                 71         1,312         2,353           589         4,325
104    Heating degree-days                                                459           112            --           359           930
105    Average humidity                                                    34%           27%           40%           28%           32%
    10-Year Averages
106    Cooling degree-days                                                 71         1,458         2,454           398         4,381
107    Heating degree-days                                                556            35            --           435         1,026
108    Average humidity                                                   45%            25%           34%           40%           36%

    ECONOMIC INDICATORS

    Building Permits -- Metro Phoenix (b)
109    Single-family                                                    8,873         9,299         8,223         6,855        33,250
110    Multi-family                                                     2,337         2,396         1,861         3,011         9,605
                                                                    ---------     ---------     ---------     ---------     ---------
111       Total                                                        11,210        11,695        10,084         9,866        42,855
                                                                    =========     =========     =========     =========     =========
    Arizona Job Growth (c)
112    Payroll job growth (% over prior year)                             3.9%          4.4%          4.6%          4.2%          4.3%
113    Unemployment rate (%, seasonally adjusted)                         4.4%          4.4%          4.3%          4.3%          4.4%

Sources:

----------
(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.